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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                          NAUTICA ENTERPRISES, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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                                 (NAUTICA LOGO)

                   TIME IS SHORT AND YOUR VOTE IS IMPORTANT!

                   PLEASE VOTE THE ENCLOSED WHITE PROXY TODAY

                                                                   June 26, 2003

Dear Fellow Nautica Enterprises, Inc. Stockholder:

     This year's Annual Meeting for Nautica Enterprises is fast approaching. The meeting is scheduled for July 8, 2003. EVEN IF YOU ARE PLANNING TO ATTEND THIS MEETING, WE URGE YOU TO PROTECT YOUR BEST INTERESTS BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD TO ELECT YOUR COMPANY'S ENTIRE EIGHT-MEMBER BOARD.

     The reasons to support your Company's Board are clear:

     - YOUR COMPANY'S BOARD IS COMMITTED TO BUILDING STOCKHOLDER VALUE

     - YOUR COMPANY'S THREE-PHASE TRANSFORMATION STRATEGY IS MAKING GOOD
       PROGRESS

     - YOUR COMPANY'S BOARD IS COMMITTED TO STRONG CORPORATE GOVERNANCE

     - YOUR COMPANY HAS THE RIGHT TEAM ON THE RIGHT TRACK

     By contrast, the slate proposed by a small group of dissident stockholders has only gotten weaker:

     - On June 18, 2003, the group led by Barington Companies Equity Partners, L.P. ("Barington") announced -- without explanation -- the withdrawal of one of its handpicked Board nominees.

     - Neither of Barington's two remaining nominees, James A. Mitarotonda and William J. Fox, has indicated any relevant experience in the apparel manufacturing industry or related industries.

     - Mitarotonda's retail experience is limited to serving as a management trainee at Bloomingdale's in 1979.

     - Fox spent much of his business career at Revlon, a cosmetics company with an over-leveraged balance sheet and a checkered history of delivering value to stockholders.

     - Barington and the other members of its group have a history of quick, in-and-out investments at microcap companies, with no track record for building sustained stockholder value.
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     The sudden and unexplained withdrawal of one of its nominees only confirms our view that the Barington Group's intentions are not in the best interests of all stockholders of Nautica Enterprises. We continue to urge all stockholders to reject Barington's proxy solicitation, the Barington nominees and the other Barington proposal, and by signing, dating, and returning the enclosed WHITE proxy card to elect the company's entire eight-member board.

YOUR COMPANY IS COMMITTED TO ENHANCING STOCKHOLDER VALUE

     Your Company's Board, with senior management, has developed and is overseeing the implementation of a Three-Phase Strategy intended to transform the Company to fuel growth and build value for stockholders. We are making substantial progress in fulfilling this plan. Your Company, however, continues to be committed to exploring opportunities to enhance stockholder value and in that regard is engaged in discussions with respect to the possible acquisition of the Company. We have had similar discussions from time to time with others with respect to possible acquisitions and dispositions and may have such discussions in the future. There is no assurance that any of these discussions, past, present or future, will result in any transaction.

YOUR COMPANY'S BOARD IS COMMITTED TO STRONG CORPORATE GOVERNANCE

     Your Board endorses and is committed to full compliance with all corporate governance requirements under the new Sarbanes-Oxley guidelines and the proposed NASDAQ National Market rules. Accordingly, as we indicated in our previous letter to you, your Company's Board intends to search for and add two new independent directors. WE INTEND TO APPOINT HIGHLY QUALIFIED DIRECTORS WITH THE APPROPRIATE EXPERIENCE AND RELATIONSHIPS WHO ARE COMMITTED TO SERVING YOUR BEST INTERESTS.

     In further demonstration of our commitment to strong governance practices, on June 24, 2003 your Board approved an amendment to the Company's Stockholder Rights Agreement. The amended agreement provides, among other things, that the rights issued under the Stockholders Rights Agreement will be automatically redeemed under certain circumstances in the event of certain qualifying tender offers, unless stockholders vote to keep the rights outstanding. This amendment to the Stockholder Rights Agreement underscores our commitment to our stockholders.

THE RIGHT TEAM ON THE RIGHT TRACK

     Your Company's Board and senior management together are the right team on the right track. Our strategy for transformation is yielding results at a challenging time in the men's apparel business, and we possess the funding, infrastructure, management skills and expertise for significant further progress. AT THE SAME TIME, WE REMAIN COMMITTED TO EXPLORING FULLY ALL OPPORTUNITIES TO ENHANCE STOCKHOLDER VALUE IN A MANNER THAT IS SUSTAINING AND FOR THE LONG TERM.
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     WE STRONGLY URGE YOU TO RE-ELECT YOUR ENTIRE EIGHT-MEMBER BOARD OF
DIRECTORS AND ENABLE YOUR COMPANY TO CONTINUE THE PROGRESS IT IS MAKING IN GENERATING GROWTH AND BUILDING VALUE FOR ALL STOCKHOLDERS. We believe that continuing the course set by the Board and senior management -- without interruption -- is in the best interest of all Nautica Enterprises stockholders.

     PLEASE SIGN, DATE, AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY TO ELECT YOUR COMPANY'S ENTIRE EIGHT-MEMBER BOARD.

     Thank you for your attention to this important matter.

                                          Sincerely,

                                          (-S- Harvey Sanders)
                                          Harvey Sanders
                                          Chairman and Chief Executive Officer

                           FORWARD-LOOKING STATEMENTS

     Certain statements made in this letter and other written or oral statements made by or on behalf of the Company may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations of future events and are subject to a number of risks and uncertainties that may cause the Company's actual results to differ materially from those described in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These factors and uncertainties include, among others: the risk that new businesses of the Company will not be integrated successfully; the risk that the Company will experience operational difficulties with its distribution facility; the overall level of consumer spending on apparel; dependence on sales to a limited number of large department store customers; risks related to extending credit to customers; actions of existing or new competitors and changes in economic, political or health conditions in the markets where the Company sells or sources its products, including with respect to SARS; downturn or generally reduced shopping activity caused by public safety concerns; risks associated with consolidations, restructurings and other ownership changes in the retail industry; changes in trends in the market segments in which the Company competes; risks associated with uncertainty relating to the Company's ability to launch, support and implement new product lines; effects of competition; changes in the costs of raw materials, labor and advertising; the ability to secure and protect trademarks and other intellectual property rights; risks associated with the relocation of Earl Jean, Inc.; the risk that the cost of transitioning the Nautica Europe business to licensing or other key arrangements will be more than anticipated or that the Company will not be able to negotiate acceptable terms; and, the impact that any labor disruption at the Company's ports of entry could have on timely product deliveries. These and other risks and uncertainties are disclosed from time to time in the Company's filings with the Securities and Exchange Commission, including the "Forward-Looking and Cautionary Statements" section of the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003, in the Company's press releases and in oral statements made by or with the approval of authorized personnel. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.
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   If you have any questions about the proxy solicitation or need additional information
      about the Nautica Enterprises stockholders' meeting, please contact
                  MacKenzie Partners, Inc. as set forth below:

                               (MACKENZIE LOGO)

                              105 Madison Avenue
                           New York, New York 10016
                         proxy@mackenziepartners.com
                         Call Collect: (212) 929-5500
                                       or
                           TOLL-FREE (800) 322-2885